Provisions (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of other provisions [abstract]
Summary of Provisions
Changes in the Group's current and non-current provisions were as follows:

	Warranties	Employee benefits	Litigation	Other[1]	Total
Balance as of January 1, 2025	128,591	902	27,135	10,898	167,526
Additions	108,340	9,879	3,927	61,917	184,063
Utilization	(72,649)	(7,255)	(1,480)	(17,906)	(99,290)
Reversals	(19,310)	1,905	(583)	(135)	(18,123)
Unwinding of discount and effect in changes due to discount rate	450	—	—	—	450
Effect of foreign currency exchange differences	16,671	985	—	2,045	19,701
Balance as of December 31, 2025	162,093	6,416	28,999	56,819	254,327
of which current	49,805	6,416	28,999	35,571	120,791
of which non-current	112,288	—	—	21,248	133,536

Balance as of January 1, 2024	144,693	3,222	35,676	8,762	192,353
Additions	71,821	259	—	13,562	85,642
Utilization	(41,579)	(1,154)	(5,082)	(11,012)	(58,827)
Reversals	(40,186)	(215)	(3,459)	(180)	(44,040)
Unwinding of discount and effect in changes due to discount rate	3,075	—	—	—	3,075
Effect of foreign currency exchange differences	(9,233)	(1,210)	—	(234)	(10,677)
Balance as of December 31, 2024	128,591	902	27,135	10,898	167,526
of which current	36,640	902	27,135	8,092	72,769
of which non-current	91,951	—	—	2,806	94,757
1 - As of December 31, 2025, the total amount of $56,819 includes an amount of $6,726 related to restructuring provision and $16,581 related to end-of-life battery recycling responsibilities.
Warranty provision arises from contractual warranty costs, warranty campaigns (including recalls), and warranty coverage provided in excess of contractual terms. Other provisions primarily relate to investor remunerations, support costs, and payroll‑related commitments.
The cash outflow for the non-current portion of warranty provisions is primarily expected through 2037, and the non-current portion of other provisions is primarily expected through 2050.
Litigation
Per the terms of the BCA governing the merger with GGI on June 23, 2022, Polestar is obligated to indemnify directors, officers, and employees of GGI for six years following the closing of the merger. In August 2023, former public stakeholders of GGI filed a legal claim against certain directors, officers, and employees of GGI; alleging certain misconduct by these individuals with respect to their duties to GGI's stakeholders during and prior to GGI's merger with Polestar. As of December 31, 2025 and 2024, Polestar maintains a provision for $25,362 and $27,135, respectively, relating to its indemnification obligation towards the defendants, which is based on estimates of future expenditure, including related legal costs. Polestar's directors and officers insurance policy applies to the legal claim and provides coverage for up to $10,000 of costs after $5,000 has been paid by Polestar. However, as of December 31, 2025 and 2024, only $8,071 and $8,886, respectively, has been recognized and included in other assets on the Consolidated Statement of Financial Position as a virtually certain recovery. As the outcome of the litigation includes inherent uncertainty, the final expenditure may not be known until there is a final and unappealable judgment.
Polestar's estimates of its obligation could change in the future if new facts and circumstances arise as the legal proceedings continue to develop.